SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 23, 1999



                            THE ALLSTATE CORPORATION
               (Exact Name of Registrant as Specified in Charter)




   Delaware                        1-11840                       36-3871531
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                    Number)


  2775 SANDERS ROAD, NORTHBROOK, ILLINOIS                           60062
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (847) 402-5000













                                  Page 1 of 56
                             Exhibit Index at page 4

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Item 5.  OTHER EVENTS

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated November 12, 1999 to the Prospectus dated August 25, 1998, filed as part of the Registration Statement on Form S-3 (Registration No. 333-61817; declared effective on August 25, 1998) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company (the "Senior Indenture"), as amended by the Third Supplemental Indenture dated as of July 23, 1999 (the "Senior Third Supplemental Indenture").

On November 12, 1999, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co. and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company has issued $750,000,000 principal amount of 7.20% Senior Notes due December 1, 2009 (the "Securities") under the Fourth Supplemental Indenture, dated as of November 17, 1999 (the "Senior Fourth Supplemental Indenture"). The Underwriting Agreement, the Senior Third Supplemental Indenture, and the Senior Fourth Supplemental Indenture with respect to the Securities are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the Senior Fourth Supplemental Indenture.

In addition, the Third Supplemental Indenture, dated as of July 23, 1999, to the Indenture relating to Subordinated Debt Securities, dated as of November 25, 1996, between the Company and State Street Bank & Trust Company is filed as an exhibit hereto (the "Subordinated Third Supplemental Indenture").


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

EXHIBIT NO.                                                   DESCRIPTION

     1 Underwriting Agreement, dated as of November 12, 1999, between the Company and Goldman, Sachs & Co. and certain other underwriters.

     4.1 Senior Third Supplemental Indenture, dated as of July 23, 1999, between the Company and the Trustee.

     4.2 Senior Fourth Supplemental Indenture, dated as of November 17, 1999, between the Company and the Trustee, including the form of the Securities as Exhibit A.

     4.3 Subordinated Third Supplemental Indenture, dated as of July 23, 1999, between the Company and the Trustee.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                                       THE ALLSTATE CORPORATION




                                                        By s\ Emma M. Kalaidjian

                                                       Name:  Emma M. Kalaidjian
                                                      Title: Assistant Secretary



November 19, 1999

                                Index to Exhibits




                                                                    SEQUENTIAL
                                                                       PAGE
NUMBER                                      DESCRIPTION               NUMBER



  1          Underwriting Agreement, dated as of                      5
             November 12, 1999, between the Company
             and Goldman, Sachs & Co. and certain
             other underwriters

 4.1         Senior Third Supplemental Indenture,                    30
             dated as of July 23, 1999, between the
             Company and the Trustee

 4.2         Senior Fourth Supplemental Indenture,                   35
             dated as of November 17, 1999, between
             the Company and the Trustee, including
             the form of the Securities as Exhibit A

 4.3         Subordinated Third Supplemental Indenture,             51
             dated as of July 23, 1999, between the
             Company and the Trustee

                                                                   Exhibit No. 1

                            THE ALLSTATE CORPORATION

                                  $750,000,000

                    $750,000,000 7.20% Senior Notes due 2009




                             UNDERWRITING AGREEMENT


                                                               November 12, 1999

Goldman, Sachs & Co.
ABN AMRO Incorporated
A.G. Edwards & Sons, Inc.
Credit Suisse First Boston Corporation
Morgan Stanley & Co., Incorporated
Salomon Smith Barney Inc.
Warburg Dillon Read LLC
As Representatives of the Several Underwriters
c/o Goldman, Sachs & Co.
      85 Broad Street
      New York, New York  10004

Ladies and Gentlemen:

     The Allstate Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), for whom Goldman, Sachs & Co., ABN AMRO Incorporated, A.G. Edwards & Sons, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co., Incorporated, Salomon Smith Barney Inc. and Warburg Dillon Read LLC are acting as Representatives (the "Representatives"), $750,000,000 principal amount of its 7.20% Senior Notes due 2009 (the "Securities") registered under the Registration Statement referred to in Section 2(a) to be issued pursuant to the provisions of an Indenture dated as of December 16, 1997, as amended by the Third Supplemental Indenture dated as of July 23, 1999, and as supplemented by the Fourth Supplemental Indenture dated as of November 17, 1999 (as so amended and supplemented, the "Indenture") between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee").

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

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     (a) The Company has filed with the Securities and Exchange  Commission (the
"Commission") a registration statement on Form S-3 (No. 333-61817) under the Securities Act of 1933, as amended (the "Act"), which has become effective, for the registration under the Act of the Securities. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement
relating  to  the  Securities  and  the  plan  of  distribution   thereof.  Such
registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein
to  the  terms  "amend,"   "amendment"  or  "supplement"  with  respect  to  the
Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference;

     (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and, the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustees (the "Form T-1") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or

                                       -2-

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


supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company by any Underwriter specifically for use in the Registration Statement and the Final Prospectus.

     (c) Each document incorporated by reference in the Registration Statement and the Final Prospectus will comply in all material respects, as amended at the time the Registration Statement becomes effective, with the Exchange Act.

     (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (e) Each subsidiary of the Company listed in Schedule III hereto (each, a "Principal Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (f) This Agreement has been duly authorized, executed and delivered by the Company.

     (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     (h) The Securities have been duly authorized and, when the Securities are issued and delivered pursuant to this Agreement with respect to such Securities, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture.

     (i) The issuance and sale of the Securities and compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement will not conflict with or result in a breach or violation of any of

                                       -3-
the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for borrowed money to which the Company or any Principal Subsidiary is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any of its Principal Subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties, in each case other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries considered as a whole, and no authorization, approval, order, consent, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body is required for the issue or sale of the Securities, except (i) the registration under the Act of the Securities; and (ii) such authorizations, approvals, orders, consents, registrations or qualifications as may be required under the Trust Indenture Act or state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the
Underwriters, in each case other than such authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (j) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material increase in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet incorporated by reference in the Final Prospectus) or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus.

     (k) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (l) The Company has reviewed its operations and that of each Principal

                                       -4-

Subsidiary to evaluate the extent to which the business or operations of the Company or each Principal Subsidiary will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and each Principal Subsidiary will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, the Company has no reason to believe, and does not believe, that there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Final Prospectus which have not been accurately described or referred to in the Registration Statement or Final Prospectus.

     2. Terms of Sale. The Company hereby agrees to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective principal amounts of the Securities set forth in Schedule I hereto opposite their names at 99.769% of their principal amount -- the respective purchase prices -- plus accrued interest, if any, from November 17, 1999 to the date of payment and delivery.

     3. Payment and Delivery of the Securities. Payment for the Securities shall be made by wire transfer payable to the order of the Company in immediately available funds at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York, at 10:00 A.M., local time, on November 17, 1999, or at such other time on the same or such other date, not later than November 17, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Time of Delivery" for such Securities.

     Payment for the Securities shall be made against delivery to you or a depositary on your behalf for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

     4. Company Covenants. The Company agrees with each of the Underwriters of the Securities:

     (a) (i) To prepare the Final Prospectus as amended and supplemented in relation to the Securities in a form approved by the Representatives and to timely file such Final Prospectus pursuant to Rule 424(b) under the Act; (ii) to make no further amendment or any supplement to the Registration Statement or Final Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery for the Securities unless the Representatives shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; (iii) to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; (iv) to file

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


promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of (I) the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus or any amended Final Prospectus has been filed with the Commission, (II) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (III) the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (IV) any request by the Commission for the amending or supplementing of any Registration Statement or the Final Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Final Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities and insurance securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Final Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities, and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus or a document incorporated by reference in the Final Prospectus which will correct such statement or omission or effect such compliance;

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the

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


effective date of the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder; and

     (e) During the period beginning from the date hereof and continuing to and including the latter of (i) the termination of trading restrictions for the Securities, as notified to the Company by the Representatives or their counsel and (ii) the Time of Delivery for the Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

     5. Fees and Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, any Blue Sky Survey and any Legal Investment Memoranda in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities and insurance securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee, Paying Agent or Transfer Agent and the fees and disbursements of counsel for any such Trustee, Paying Agent or Transfer Agent in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided in this Section. It is understood, however, that, except as provided in this Section, Section 7, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     6. Conditions to Underwriters' Obligations. The obligations of the Underwriters of the Securities shall be subject to the condition that all representations and warranties of the Company herein are, at and as of the Time of Delivery for the Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder to be performed at or before such Time of Delivery, and the following additional conditions:

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


     (a) The Final Prospectus as amended or supplemented in relation to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

     (b) Kirkland & Ellis, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery for the Securities, in form and substance reasonably satisfactory to you, to the effect that:

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus as amended and supplemented;

     (ii) This Agreement has been duly authorized, executed and delivered by the Company;

     (iii) The Securities have been duly authorized, and (assuming their due authentication by the Trustee) have been duly executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Final Prospectus as amended or supplemented;

     (iv) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (v) The Registration Statement and the Final Prospectus as amended or supplemented and any further amendments thereto made by the Company prior to such Time of Delivery for the Securities (in each case other than with respect to the financial statements, financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement including the Form T-1, as to which such counsel need express no opinion or belief), appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; provided that, such counsel shall not be deemed to be passing upon and shall not be required to assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus;

     (vi) As such counsel, such counsel reviewed the Registration

Statement and Final Prospectus as amended or supplemented, participated in discussions with representatives of the Underwriters and of the Company and its accountants at which contents of the Registration Statement and Final Prospectus as amended or supplemented and related matters were discussed; on the basis of the information that such counsel gained in the course of the performance of their services referred to above, although such counsel shall not be deemed to be passing upon and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectuses and not be required to have made an independent check or verification thereof (except as described in paragraph (ii) hereof), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which have led such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and the financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement including the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or the Time of Delivery, the Final Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial and accounting data and related schedules incorporated by reference or included therein or excluded therefrom, or the exhibits to the Registration Statement including the Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading; and

     (vii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     (c) Michael J. McCabe, Vice President, Secretary and General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

     (i) Each of Allstate Insurance Company ("AIC") and Allstate Life Insurance Company ("ALIC") has been duly incorporated and is validly existing as an insurance corporation under the laws of the State of Illinois, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus as amended or supplemented;

     (ii) All of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned of record directly or indirectly by the Company, AIC or ALIC, as the case may be (such counsel being entitled to rely in respect of the opinion in this clause (ii) upon opinions of local or

                                       -9-
in-house counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

     (iii) Each Principal Subsidiary is duly licensed or authorized as an insurer or reinsurer in each other jurisdiction where it is required to be so licensed, except where the failure to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries considered as a whole; the Company and each Principal Subsidiary have made all required filings under applicable insurance holding company statutes, and each is duly licensed or authorized as an insurance holding company in each jurisdiction where it is required to be so licensed, except where the failure to have made such filings or to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries considered as a whole; the Company and each Principal Subsidiary have all necessary authorizations, approvals, orders, consents, registrations or qualifications of and from all insurance regulatory authorities to conduct their respective businesses as described in the Final Prospectus as amended or supplemented, except where the failure to have such authorizations, approvals, orders, consents, registrations or qualifications does not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries considered as a whole; and none of the Company or any Principal Subsidiary has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, registration or qualification from such insurance regulatory authority is needed to be obtained by any of the Company or any Principal Subsidiary in any case where it could be reasonably expected that
(x) the Company or any Principal Subsidiary would in fact be required either to obtain any such additional authorization, approval, order, consent, registration or qualification or cease or otherwise limit writing certain business and (y) obtaining such authorization, approval, order, consent, license, certificate, permit, registration or qualification or limiting such business would have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local or in-house counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

     (iv) To the best of such counsel's knowledge, each Principal Subsidiary is in compliance with the requirements of the insurance laws and regulations of its state of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to such Principal Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, or is subject to no material liability or disability by reason of the failure to so comply or file (such counsel being entitled to rely in respect of this clause upon opinions of local or in-house

                                      -10-
counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

     (v) To the best of such counsel's knowledge and other than as set forth in the Final Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened;

     (vi) The issuance and sale of the Securities and the performance by the Company of its obligations under the Indenture, the Securities or this Agreement and the consummation by the Company of the transactions contemplated therein and herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument relating to the Company or any of its subsidiaries, as such agreements or instruments have been amended (which indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments may be specified by such counsel on a schedule attached to his opinion); nor will any such action result in any violation of the provisions of the Certificate or the By-Laws or any applicable United States law or statute or any order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, provided, that the foregoing opinion is limited to those statutes, laws, rules and regulations of the United States of America, the State of Delaware and the State of Illinois, in each case, which, in the opinion of such counsel, are normally applicable to transactions of the type contemplated by this Agreement, and provided further, that no opinion need be given with respect to (A) the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters or (B) conflicts, breaches or violations which individually and in the aggregate both would not have a material adverse effect on the financial condition, business or operations of the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Securities (such counsel being entitled to rely in respect of the opinion in this clause (vi) upon opinions of local or in-house counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                                      -11-

     (vii) No consent, approval, authorization, order, registration or qualification of or with any United States court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except that such counsel need not express any opinion with respect to such consents, approvals, authorizations, orders, registrations or qualifications (A) as may be required under the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc., or (B) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, (C) the absence of which individually or in the aggregate both are not material to the Company and its subsidiaries taken as a whole and would not have a material adverse effect on the sale or ownership of the Securities or (D) as may be required under foreign laws in connection with the purchase and distribution of the Securities by any international managers; provided, that the foregoing opinion is limited to those consents, approvals, authorizations, orders, registrations and qualifications under laws which, in the experience of such counsel, are normally applicable to transactions of the type contemplated by this Agreement;

     (viii) To the best of such counsel's knowledge, the Company and its subsidiaries, as applicable, have filed all notices, reports, documents or other information required to be filed pursuant to, and have obtained all authorizations, approvals, orders, consents, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations known to such counsel to be normally applicable to the transactions contemplated by this Agreement in connection with the issuance and sale by the Company of the Securities and, except as have been obtained pursuant to the foregoing clause, no filing, authorization, approval, order, consent, registration or qualification of or with any insurance regulatory agency having jurisdiction over the Company or any of its subsidiaries or any of their properties known to such counsel to be normally applicable to the transactions contemplated by this Agreement or the Indenture is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such filings, authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a material adverse effect on the financial condition, business or properties of the Company and its subsidiaries considered as a whole;

     (ix)  As  general  counsel  to  the  Company,  such  counsel  reviewed  the
Registration Statement and Final Prospectus as amended or supplemented, participated in various discussions with representatives of the Underwriters and of the Company and its accountants at which contents of the Registration Statement and Final Prospectus as amended or supplemented were discussed; on the basis of the information that such counsel gained in the course of his activities referred to above, such counsel confirms that the Registration

                                      -12-

Statement, as of its effective date, and the Final Prospectus, as amended or supplemented (in each case other than with respect to the financial statements, financial and accounting data and related schedules therein, as to which such counsel need express no opinion or belief), appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus as amended or supplemented (except as expressly set forth in such opinion), on the basis of the foregoing, no facts have come to the attention of such counsel in the course of such review which has caused such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules therein and other than information under the captions "Description of Debt Securities," "Description of Debt Warrants," "Description of Preferred Stock," "Description of Preferred
Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Senior Notes" and "Underwriting" contained in the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that, as of its date, the Final Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules therein and other than information under the captions "Description of Debt Securities," "Description of Debt Warrants," "Description of Preferred Stock," "Description of Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Senior Notes" and "Underwriting" contained in the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that, as of the Time of Delivery, either the Registration Statement or the Final Prospectus as amended or supplemented or any further amendment or supplement (when considered together with the document to which such supplement relates) thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial and accounting data and related schedules therein and other than information under the captions "Description of Debt Securities," "Description of Debt Warrants," "Description of Preferred Stock," "Description of Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Senior Notes" and "Underwriting" contained in the Final Prospectus as amended or supplemented, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus as amended or supplemented or required to be described in the Registration Statement or the Final Prospectus as amended or supplemented which are not filed or described as required, in each case, other than with respect to the information under the captions "Description of Debt Securities," "Description of Debt Warrants," "Description of Preferred Stock," "Description of Preferred Securities," "Description of Preferred Securities Guarantees" and "Plan of Distribution" in the Basic Prospectus and under the captions "Description of the Senior Notes" and "Underwriting" contained in the Final Prospectus as amended or supplemented; and

     (x) On the basis of the information that such counsel gained in the course of the review referred to in paragraph (ix) above (but without passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the documents described below), such counsel confirms that no facts have come to the attention of such counsel in the course of such review which have caused such counsel to believe that the documents incorporated by reference in the Final Prospectus as amended or supplemented (other than the financial statements and financial and accounting data and related schedules therein or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, did not comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of other documents that were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

     (d) LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel to the Underwriters, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, covering the matters referred to in subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of paragraph (b) above.

     (e) On the date hereof and the Time of Delivery of the Securities, Deloitte & Touche shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or, if more recently filed, the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Schedule II hereto, and with respect to such letter dated such Time of Delivery, in form and substance satisfactory to the Representatives.

                                      -14-

     (f) Since the respective dates as of which information is given in the Final Prospectus as amended or supplemented prior to the date hereof until such Time of Delivery, there shall not have been any material increase in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented prior to the date hereof, the effect of which, in any such case is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented prior to the date hereof.

     (g) On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or financial strength or claims paying ability by any of Moody's Investor Services, Inc., Standard & Poor's Corporation or A.M. Best & Co. and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or financial strength or claims paying ability, the effect of which, in any such case described in clause (i) or (ii), is in your judgment (after consultation with the Company) so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented prior to the date hereof;

     (h) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Final Prospectus as amended or supplemented prior to the date hereof; and

     (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations

                                      -15-
hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

     7. (a) Indemnification and Contribution. The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Final Prospectus as amended or supplemented relating to the Securities and, provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Final Prospectus, the Final Prospectus or the Final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented, whichever is most recent, in any case where such delivery is required by the Act if the Company had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Final Prospectus which was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented).

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented and any

                                      -16-
other  prospectus  relating to the  Securities,  or any  amendment or supplement
(when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Final Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified  party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly, with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party and who may act in respect of actions involving more than one indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything to the contrary in this Section 7, an indemnifying party shall only be liable for the legal fees and expenses of one national counsel and appropriate local counsel for the indemnified parties with respect to any proceeding or related proceedings and in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Goldman, Sachs & Co.

     (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable consideration. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Final Prospectus result from the fact that such Underwriter sold the Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented, if the Company had previously furnished copies thereof to such Underwriter. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

                                      -18-

Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

     (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend upon the same terms and conditions, to each person, if any, who controls any Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default; Termination. If, at the Time of Delivery, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this
Section 8 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, at the Time of Delivery any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Time of Delivery but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Final Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

     10. Effect of Termination of this Agreement or Nondelivery of Securities. If this Agreement shall be terminated pursuant to Section 8 hereof, the Company shall not be under any liability to any Underwriter with respect to the Securities except as provided in Section 5 and Section 7 hereof; but, if for any other reason, Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but the Company shall then be under no further liability to any Underwriter in respect of such Securities except as provided in
Section 5 and Section 7 hereof.

     11. Reliance Upon Representatives. In all dealings hereunder, the Representatives shall act on behalf of the Underwriters and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such of the Representatives, if any, as may be designated for such purpose by Goldman, Sachs & Co.

     12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to such Underwriters in the care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004; if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary;  provided,  however,  that any notice to an  Underwriter  pursuant to
Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. Successors and Assigns. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. "Business Day." As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                                      -20-

     15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     16. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof.

                                           Very truly yours,

                                           THE ALLSTATE CORPORATION


                                           BY:  /S/ JOHN L. CARL
                                           Name: John L. Carl
                                           Title:  Vice President and
                                                   Chief Financial Officer


Accepted as of the date hereof:


GOLDMAN, SACHS & CO.
ABN AMRO INCORPORATED
A.G. EDWARDS & SONS, INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO., INCORPORATED
SALOMON SMITH BARNEY INC.
WARBURG DILLON READ LLC
As Representatives of the Several Underwriters

By GOLDMAN, SACHS & CO.


By:  /S/ GOLDMAN, SACHS & CO.
        (Goldman, Sachs & Co.)















                                      -21-

                                   Schedule 1




UNDERWRITER                                       PRINCIPAL AMOUNT
                                                  OF SECURITIES
                                                  TO BE PURCHASED

                                                   $345,000,000

Goldman, Sachs & Co.

ABN AMRO Incorporated                                67,500,000


A.G. Edwards & Sons, Inc.                            67,500,000


Credit Suisse First Boston Corporation               67,500,000


Morgan Stanley & Co., Incorporated                   67,500,000

Salomon Smith Barney Inc.                            67,500,000

Warburg Dillon Read LLC                              67,500,000

                      Total.......      $750,000,000

                                   Schedule II

Pursuant to Section 6(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that: (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder; (ii) In their opinion, the financial statements, certain summary and selected consolidated financial and operating data, and any supplementary financial information and schedules (and, if applicable, pro forma financial information) audited by them and included or incorporated by reference in the Final Prospectus as amended or supplemented or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, and any supplementary financial information and schedules, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, and, as indicated in their report thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives"); (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

     (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows and certain summary and selected consolidated financial and operating data included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

     (B) any other unaudited income statement data and balance sheet items included or incorporated by reference in the Final Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented;

     (C) the unaudited financial statements which were not included or incorporated by reference in the Final Prospectus as amended or supplemented but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included or incorporated by reference in the Final Prospectus as amended or supplemented and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented;

     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

     (E) as of a specified date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated borrowings or consolidated reserve for property-liability insurance claims and claims expense or consolidated reserve for life insurance policy benefits, or asset reserves of the Company and its subsidiaries, or any decreases in consolidated fixed income securities available for sale, consolidated equity securities, consolidated investments or shareholder equity, or any decrease in AIC's or ALIC's statutory capital and surplus, or other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

     (F) for the period from the date of the latest financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated premiums earned, consolidated net investment income, or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Final Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain procedures as specified in their letter, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear or are incorporated by reference in the Final Prospectus as amended or supplemented or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such specified amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                  Schedule III


PRINCIPAL SUBSIDIARIES                            JURISDICTION OF INCORPORATION

Allstate Insurance Company                                             Illinois
Allstate Life Insurance Company                                        Illinois

                                                                 Exhibit No. 4.1

                            THE ALLSTATE CORPORATION

                                       AND

                 STATE STREET BANK AND TRUST COMPANY, as Trustee


            -------------------------------------------------------

                         THIRD SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED DECEMBER 16, 1997
                            (SENIOR DEBT SECURITIES)

                            Dated as of July 23, 1999

            -------------------------------------------------------


                            THE ALLSTATE CORPORATION

                         THIRD SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED DECEMBER 16, 1997
                            (SENIOR DEBT SECURITIES)

     THIRD SUPPLEMENTAL INDENTURE, dated as of July 23, 1999, between THE ALLSTATE CORPORATION, a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee (the "Trustee").

                                    RECITALS

     The Company has heretofore executed and delivered to the Trustee an Indenture for Senior Debt Securities, dated as of December 16, 1997 (the "Indenture"), providing for the issuance from time to time of series of the Company's Securities.

     On December 16, 1997, the Company executed and delivered to the Trustee a First Supplemental Indenture to the Indenture (the "First Supplemental Indenture"), providing for the issuance of $250,000,000 in principal amount of 7c% Senior Quarterly Interest Bonds due 2097 (the "2097 Senior Bonds"). The Company issued the 2097 Senior Bonds on December 19, 1997.

     On May 20, 1998, the Company executed and delivered to the Trustee a Second Supplemental Indenture to the Indenture (the "Second Supplemental Indenture"), providing for the issuance of $250,000,000 in principal amount of 6.75% Senior Debentures due May 15, 2018 and $250,000,000 in principal amount of 6.90% Senior Debentures due May 15, 2038. The Company issued the 6.75% Senior Debentures due May 15, 2018 and the 6.90% Senior Debentures due May 15, 2038 on May 20, 1998.

     Section 901(9) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to correct or supplement any provision of the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     Section 904 of the Indenture provides that upon execution of any indenture supplemental to the Indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered under the Indenture shall be bound thereby.

     NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

                                    ARTICLE I

                       Relation to Indenture; Definitions

     Section 1.1. RELATION TO INDENTURE. This Third Supplemental Indenture constitutes an integral part of the Indenture.

     Section  1.2.  DEFINITIONS.  For all  purposes  of this Third  Supplemental
Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of the Indenture; and

          (c) The terms "herein," "hereof," "hereunder" and other words of similar import refer to the Indenture.


                                   ARTICLE II

                            The Series of Securities

          Section 2.1. DEFINITIONS.

          (a) Section 101 of the Indenture shall be amended by deleting the definition of "Company Request" and "Company Order" and replacing such definition with the following:

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two of the following officers, provided that at least one of the signing officers is the principal executive, principal financial or principal accounting officer of the Company: Chairman of the Board; Chief Executive Officer; President; Chief Operating Officer; Chief Financial Officer; General Counsel; Treasurer; Secretary; Controller; any Vice President; any Assistant Treasurer; any Assistant Secretary; and any Assistant Vice President.

          (b) Section 101 of the Indenture shall be amended by deleting the definition of "Officers' Certificate" and replacing such definition with the following:

          "Officers' Certificate" means a certificate signed by any two of the following officers and delivered to the Trustee, provided that at least one of the signing officers is the principal executive, principal financial or principal accounting officer of the Company:
          Chairman of the Board;

                                       -2-

          Chief Executive Officer; President; Chief Operating Officer; Chief Financial Officer; General Counsel; Treasurer; Secretary; Controller; any Vice President; any Assistant Treasurer; any Assistant Secretary; and any Assistant Vice President.


     Section 2.2. EXECUTION OF SECURITIES. Section 303 of the Indenture shall be amended by deleting the first paragraph of such section and replacing such paragraph with the following:

          The  Securities  shall be  executed on behalf of the Company by any of the following officers: Chairman of the Board; Chief Executive Officer; President; Chief Operating Officer; Chief Financial Officer; General Counsel; Treasurer; Controller; or any Vice President. The Securities shall be attested by the Secretary; any Assistant Secretary; any Assistant Treasurer; any Assistant Vice President; or any of the officers listed in the immediately preceding sentence (other than the officer executing the Securities on behalf of the Company). The signatures of these officers may be manual or facsimile.

          Securities executed prior to the date of the Third Supplemental Indenture by officers authorized under the preceding paragraph (as amended by the Third Supplemental Indenture) shall be deemed duly executed, authenticated and delivered by the Company, notwithstanding any other procedures regarding the execution of securities which may have been in effect.


                                   ARTICLE III

                            Miscellaneous Provisions

     Section 3.1. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

     Section 3.2. ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

     Section 3.3. COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 3.4. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE AND EACH DEBENTURE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                    * * * * *

     IN WITNESS WHEREOF,  the parties hereto have caused this Third Supplemental
Indenture  to  be  duly  executed  on  the  date  or  dates   indicated  in  the
acknowledgments and as of the day and year first above written.

                                      THE ALLSTATE CORPORATION

                                      BY: /S/ EDWARD M. LIDDY
                                      Its:  Chairman, President and
                                            Chief Executive Officer

                                      STATE STREET BANK AND TRUST
                                      COMPANY, as Trustee

                                      BY:  /S/ RUTH A. SMITH
                                      Its:  Vice President



























                                       -4-

                                                                 Exhibit No. 4.2



                            THE ALLSTATE CORPORATION

                                       TO

                 STATE STREET BANK AND TRUST COMPANY, as Trustee





                        FOURTH SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED DECEMBER 16, 1997
                            (SENIOR DEBT SECURITIES)

                          Dated as of November 17, 1999





                           7.20% Senior Notes due 2009

                                TABLE OF CONTENTS

                                                                  PAGE

ARTICLE I Relation to Indenture; Definitions........................1
         Section 1.1................................................1
         Section 1.2................................................1

ARTICLE II The Series of Securities.................................2
         Section 2.1  Title of the Securities.......................2
         Section 2.2  Limitation on Aggregate Principal Amount......2
         Section 2.3  Principal Payment Date........................2
         Section 2.4  Interest and Interest Rates...................2
         Section 2.5  Place of Payment..............................3
         Section 2.6  Redemption....................................3
         Section 2.7  Denomination..................................4
         Section 2.8  Currency......................................5
         Section 2.9  Form of Securities............................5
         Section 2.10 Securities Registrar and Paying Agent.........5
         Section 2.11 Sinking Fund Obligations......................5

ARTICLE III Expenses................................................5
         Section 3.1  Payment of Expenses...........................5
         Section 3.2  Payment Upon Resignation or Removal...........5

ARTICLE IV Miscellaneous Provisions.................................6
         Section 4.1  Trustee Not Responsible for Recitals..........6
         Section 4.2  Adoption, Ratification and Confirmation.......6
         Section 4.3  Counterparts..................................6
         Section 4.4  GOVERNING LAW.................................6






















                                       -i-

                            THE ALLSTATE CORPORATION

                        FOURTH SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED DECEMBER 16, 1997
                            (SENIOR DEBT SECURITIES)

                                                    $750,000,000

                           7.20% Senior Notes due 2009


     FOURTH SUPPLEMENTAL INDENTURE, dated as of November 17, 1999, between THE ALLSTATE CORPORATION, a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts, as Trustee (the "Trustee").

                                    RECITALS

     The Company has heretofore executed and delivered to the Trustee an Indenture for Senior Debt Securities, dated as of December 16, 1997 (the "Indenture"), providing for the issuance from time to time of series of the Company's Securities.

     Section 301 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

     Section 901(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Indenture.

     NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of such series, as follows:

                                    ARTICLE I

                       Relation to Indenture; Definitions

     Section 1.1. RELATION TO INDENTURE. This Fourth Supplemental Indenture constitutes an integral part of the Indenture.

     Section  1.2.  DEFINITIONS.  For all  purposes of this Fourth  Supplemental
Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Fourth Supplemental Indenture; and

          (c) The terms "herein," "hereof," "hereunder" and other words of similar import refer to this Fourth Supplemental Indenture.


                                   ARTICLE II

                            The Series of Securities

     Section 2.1. TITLE OF THE SECURITIES. There shall be a series of Securities designated the A7.20% Senior Notes due 2009@ (the "Securities").

     Section 2.2. LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the Securities shall be limited to $750,000,000.

     Section 2.3. PRINCIPAL PAYMENT DATE. The principal amount of the Securities Outstanding (together with any accrued and unpaid interest) shall be payable in a single installment on December 1, 2009, which date shall be the Stated Maturity of the Securities Outstanding.

     Section 2.4. INTEREST AND INTEREST RATES. The rate of interest on each Security shall be 7.20% per annum, accruing from November 17, 1999, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, payable semiannually in arrears on June 1 and December 1 of each year commencing June 1, 2000 until the principal thereof shall have become due and payable, and until the principal hereof is paid or duly provided for or made available for payment. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any partial period shall be computed on the basis of the actual number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on any Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). A "Business Day" shall mean any day, other than a Saturday or Sunday, on which banks in the City of New York and Boston, Massachusetts are not required by law to close. The interest installment so payable in respect of any Security, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the May 15 or November

                                       -2-

15 prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for in respect of any Security shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holders of this series of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Section 2.5. PLACE OF PAYMENT. The Place of Payment where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Company in respect of the Securities and the Indenture may be served shall be the Corporate Trust Office of the Trustee.

     Section 2.6. REDEMPTION.

     (a) The Company may redeem all or any part of the Securities at any time at a price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) an amount, as determined by the quotation agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed, not including any portion of payments of interest accrued as of the redemption date, discounted to the redemption date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus 15 basis points, plus in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date; provided, however, that with respect to interest payments that are due on or prior to the redemption date, the Company will make payments of interest to the registered Holders of the Securities at the close of business on the Regular Record Date.

     (b) For the purposes of this Section 2.6,

     "adjusted treasury rate" means, with respect to the redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue, expressed as a percentage of its principal amount, equal to the comparable treasury price for the redemption date.

"comparable treasury issue" means, the United States treasury security selected by the quotation agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "comparable treasury price" means, with respect to the redemption date,

          (i) the average of the bid and asked prices for the comparable treasury issue, expressed as a percentage of its principal amount, on the third business day preceding the redemption date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the U.S. Government Securities," or

          (ii) if such release, or any successor release, is not published or does not contain such prices on such business day, (1) the average of the reference treasury dealer quotations for the redemption date, after excluding the highest and lowest reference treasury dealer quotations, or
     (2) if the trustee receives fewer than four reference treasury dealer quotations for the redemption date, the average of the reference treasury dealer quotations obtained, as determined by the quotation agent.

          "quotation agent" means the reference treasury dealer appointed by the Company.

          "reference treasury dealer" means

          (i) Goldman, Sachs & Co. or its successors; provided, however, that is any of them ceases to be a primary U.S. government securities dealer in New York City (a "primary treasury dealer"), the Company will substitute for it another primary treasury dealer, and

          (ii) any other primary treasury dealer(s) selected by the Company.

     "reference treasury dealer quotation" means, with respect to the reference treasury dealer and the redemption date, the average, as determined by the quotation agent, of the bid and asked prices for the comparable treasury issue, expressed as a percentage of its principal amount, quoted in writing to the trustee by the reference treasury dealer at 5:00 p.m. on the third business day preceding the redemption date.

     At least 30 days not more than 60 days before the redemption date, the Company will send notice of redemption to each holder of Securities to be redeemed. If less than all of the Securities are to be redeemed, the trustee will select, by such method as it will deem fair and appropriate, including pro rata or by lot, the Securities to be redeemed in whole or in part.

     Unless the Company defaults in payment of the redemption price, no interest will accrue on the Securities called for redemption for the period from and after the redemption date.

     Section 2.7. DENOMINATION. The Securities of this series shall be issuable only in registered form without coupons and in denominations of $1,000 and integral multiples thereof.

                                      -4-

     Section 2.8. CURRENCY. Principal and interest on the Securities shall be payable in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

     Section 2.9. FORM OF SECURITIES. The Securities shall be substantially in the form attached as EXHIBIT A hereto.

     Section 2.10. SECURITIES REGISTRAR AND PAYING AGENT. The Trustee shall serve initially as Securities Registrar and Paying Agent.

     Section 2.11. SINKING FUND OBLIGATIONS. The Company has no obligation to redeem or purchase any Securities pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

     Section 2.12 DEFEASANCE AND COVENANT DEFEASANCE. The Company has elected to have both Section 1302 (relating to defeasance) and Section 1303 (relating to covenant defeasance) applied to the Securities.

     Section 2.13 IMMEDIATELY AVAILABLE FUNDS. All payments of principal and interest shall be made in immediately available funds.


                                   ARTICLE III

                                    Expenses

     Section 3.1. PAYMENT OF EXPENSES. In connection with the offering, sale and issuance of the Securities, the Company, in its capacity as borrower with respect to the Securities, shall pay all costs and expenses relating to the offering, sale and issuance of the Securities, including commissions to the underwriters payable pursuant to the Underwriting Agreement, dated November 12, 1999, and compensation and expenses of the Trustee under the Indenture in accordance with the provisions of Section 607 of the Indenture.

Section 3.2. PAYMENT UPON RESIGNATION OR REMOVAL. Upon termination of this Fourth Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fourth Supplemental Indenture.

     Section 4.2. ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this Fourth Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

     Section 4.3. COUNTERPARTS. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 4.4. GOVERNING LAW. THIS FOURTH SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.






















                                       -6-

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.


                            THE ALLSTATE CORPORATION


                               BY:  /S/ JOHN L. CARL
                               Name:  John L. Carl
                               Title:  Vice President and Chief Financial
                                       Officer


ATTEST:


by:  /s/ emma m. kalaidjian
Name:  Emma M. Kalaidjian
Title:  Assistant Secretary


                           STATE STREET BANK AND TRUST
                           COMPANY, as Trustee



                         BY:  /S/ JULIE A. BALEMA
                         Name:  Julie A. Balema
                         Title: Assistant Vice President

















                                       -7-

                                                                       EXHIBIT A
                           (FORM OF FACE OF SECURITY)

     This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate No.                                                  $_____________
                                                             CUSIP No. 020002AK7


                            THE ALLSTATE CORPORATION

                           7.20% Senior Notes due 2009

                  THE ALLSTATE CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ($ ) on December 1, 2009. The Company further promises to pay interest on said principal sum outstanding from November 17, 1999, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semiannually (subject to deferral as set forth herein) in arrears on June 1 and December 1 of each year commencing June 1, 2000 at the rate of 7.20% per annum, until the principal hereof shall have become due and payable and, until the principal hereof is paid or duly provided for or made available for payment. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any partial period shall be computed on the basis of the number of actual days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). A "Business Day" shall mean any day, other than a

                                       A-1

Saturday or Sunday, on which the banks in the City of New York and Boston, Massachusetts are not required by law to close. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on May 15 or November 15 prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the United States in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Security is Cede & Co., the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by Cede & Co. All payments of principal and interest hereunder shall be made in immediately available funds.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                                  THE ALLSTATE CORPORATION



                                                  By:
                                                  Name:
                                                  Title:



Attest:



         By:
         Name:
         Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: November 17, 1999

STATE STREET BANK AND TRUST COMPANY,
as Trustee



By:
         Authorized Signatory













                                       A-3

                          (FORM OF REVERSE OF SECURITY)

     This Security is one of a duly authorized issue of securities of the Company, designated as its 7.20% Senior Notes (herein referred to as the "Securities"), issued under and pursuant to an Indenture, dated as of December 16, 1997 between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by the Fourth Supplemental Indenture, dated as of November 17, 1999, between the Company and the Trustee (the Indenture as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Company may redeem all or any part of this Security at any time at a price equal to the greater of (i) 100% of the principal amount of this Security to be redeemed and (ii) an amount, as determined by the quotation agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed, not including any portion of payments of interest accrued as of the redemption date, discounted to the redemption date on a semi-annual basis, assuming a 360-day year comprised of twelve 30-day months, at the adjusted treasury rate plus 15 basis points, plus in each case, accrued and unpaid interest on the principal amount being redeemed to the redemption date; PROVIDED, HOWEVER, that with respect to interest payment that are due on or prior to the redemption date, the Company will make payments of interest to the registered Holders of this Security at the close of business on the Regular Record Date.

     "adjusted treasury rate" means with respect to the redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue, expressed as a percentage of its principal amount, equal to the comparable treasury price for the redemption date.

     "comparable treasury issue" means, the United States treasury security selected by the quotation agent as having a maturity comparable to the remaining term of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

     "comparable treasury price" means, with respect to the redemption date,

                                       A-4

          (i) the average of the bid and asked prices for the comparable treasury issue, expressed as a percentage of its principal amount, on the third business day preceding the redemption date, as set forth by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for the U.S. Government Securities," or

          (ii) if such release, or any successor release, is not published or does not contain such prices on such business day, (1) the average of the reference treasury dealer quotations for the redemption date, after excluding the highest and lowest reference treasury dealer quotations, or
     (2) if the trustee receives fewer than four reference treasury dealer quotations for the redemption date, the average of the reference treasury dealer quotations obtained, as determined by the quotation agent.

     "quotation agent" means the reference treasury dealer appointed by the Company.

     "reference treasury dealer" means

          (i) Goldman, Sachs & Co. or its successors; PROVIDED, HOWEVER, that if any of them ceases to be a primary U.S. government securities dealer in New York City (a "primary treasury dealer"), the Company will substitute for it another primary treasury dealer, and

          (ii) any other primary treasury dealer(s) selected by the Company.

     "reference treasury dealer quotation" means, with respect to the reference treasury dealer and the redemption date, the average, as determined by the quotation agent, of the bid and asked prices for the comparable treasury issue, expressed as a percentage of its principal amount, quoted in writing to the trustee by the reference treasury dealer at 5:00 p.m. on the third business day preceding the redemption date.

     At least 30 days but not more than 60 days before the redemption date, the Company will send notice of redemption to each holder of Securities to be redeemed. If less than all of this Security is to be redeemed, the trustee will select, by such method as it will deem fair and appropriate, including pro rata or by lot, this Security to be redeemed in whole or in part.

     Unless the Company defaults in payment of the redemption price, no interest will accrue on this Security called for redemption for the period from and after the redemption date.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series

                                       A-5
may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The  Indenture   contains   provisions  for  satisfaction,   discharge  and
defeasance at any time of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture (other than Section 1302 and Section 1303 of the Indenture) shall alter or impair the obligation of the Company to pay the principal and interest on the Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 1002 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Global Security is exchangeable for Securities in definitive form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities of this series so issued are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISION THEREOF.
































                                       A-7

                                                                 Exhibit No. 4.3

                            THE ALLSTATE CORPORATION

                                       AND

                 STATE STREET BANK AND TRUST COMPANY, as Trustee



              -------------------------------------------------------

                         THIRD SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED NOVEMBER 25, 1996
                         (SUBORDINATED DEBT SECURITIES)

                            Dated as of July 23, 1999

              -------------------------------------------------------

                            THE ALLSTATE CORPORATION

                         THIRD SUPPLEMENTAL INDENTURE TO
                        INDENTURE DATED NOVEMBER 25, 1996
                         (SUBORDINATED DEBT SECURITIES)


     THIRD SUPPLEMENTAL INDENTURE, dated as of July 23, 1999, between THE ALLSTATE CORPORATION, a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee (the "Trustee").

                                    RECITALS

     The Company has heretofore executed and delivered to the Trustee an Indenture for Subordinated Debt Securities, dated as of November 25, 1996 (the "Indenture"), providing for the issuance from time to time of series of the Company's Securities.

     On November 25, 1996, the Company executed and delivered to the Trustee a First Supplemental Indenture to the Indenture (the "First Supplemental Indenture"), providing for the issuance of $515,463,925 in principal amount of 7.95% Junior Subordinated Deferrable Interest Debentures, Series A, due December 31, 2026 (the "2026 Junior Debentures"). The Company issued the 2026 Junior Debentures on November 25, 1996.

     On November 27, 1996, the Company executed and delivered to the Trustee a Second Supplemental Indenture to the Indenture (the "Second Supplemental Indenture"), providing for the issuance of $206,186,000 in principal amount of 7.83% Junior Subordinated Deferrable Interest Debentures, Series B, due December 1, 2045 (the "2045 Junior Debentures"). The Company issued the 2045 Junior Debentures on November 27, 1996.

     Section 901(9) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to correct or supplement any provision of the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect, or in the case of Securities issued to an Allstate Trust for so long as any corresponding series of Preferred Securities issued by such Allstate Trust shall remain outstanding, the interests of the holders of such Preferred Securities in any material respect.

     Section 904 of the Indenture provides that upon execution of any indenture supplemental to the Indenture, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered under the Indenture shall be bound thereby.

     NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:


                                    ARTICLE I

                       Relation to Indenture; Definitions

     Section 1.1. Relation to Indenture. This Third Supplemental Indenture constitutes an integral part of the Indenture.

     Section  1.2.  Definitions.  For all  purposes  of this Third  Supplemental
Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of the Indenture; and

          (c) The terms "herein," "hereof," "hereunder" and other words of similar import refer to the Indenture.


                                   ARTICLE II

                            The Series of Securities

          Section 2.1. Definitions.

          (a) Section 101 of the Indenture shall be amended by deleting the definition of "Company Request" and "Company Order" and replacing such definition with the following:

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two of the following officers, provided that at least one of the signing officers is the principal executive, principal financial or principal accounting officer of the Company: Chairman of the Board; Chief Executive Officer; President; Chief Operating Officer; Chief Financial Officer; General Counsel; Treasurer; Secretary; Controller; any Vice President; any Assistant Treasurer; any Assistant Secretary; and any Assistant Vice President.

          (b) Section 101 of the Indenture shall be amended by deleting the definition of "Officers' Certificate" and replacing such definition with the following:

                                       -2-

               "Officers' Certificate" means a certificate signed by any two of the following officers and delivered to the Trustee, provided that at least one of the signing officers is the principal executive, principal financial or principal accounting officer of the Company: Chairman of the Board; Chief Executive Officer;
               President; Chief Operating Officer; Chief Financial Officer; General Counsel; Treasurer; Secretary; Controller; any Vice President; any Assistant Treasurer; any Assistant Secretary; and any Assistant Vice President.

     Section 2.2. Execution of Securities. Section 303 of the Indenture shall be amended by deleting the first paragraph of such section and replacing such paragraph with the following:

               The Securities shall be executed on behalf of the Company by any of the following officers: Chairman of the Board; Chief Executive Officer; President; Chief Operating Officer; Chief Financial
               Officer; General Counsel; Treasurer; Controller; or any Vice President. The Securities shall be attested by the Secretary; any Assistant Secretary; any Assistant Treasurer; any Assistant Vice President; or any of the officers listed in the immediately preceding sentence (other than the officer executing the
               Securities on behalf of the Company). The signatures of these officers may be manual or facsimile.

               Securities executed prior to the date of the Third Supplemental Indenture by officers authorized under the preceding paragraph (as amended by the Third Supplemental Indenture) shall be deemed duly executed, authenticated and delivered by the Company, notwithstanding any other procedure regarding the execution of securities which may have been in effect.


                                   ARTICLE III

                            Miscellaneous Provisions

     Section 3.1. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

     Section 3.2. Adoption, Ratification and Confirmation. The Indenture, as supplemented and amended by this Third Supplemental Indenture,

                                       -3-
is in all respects hereby adopted, ratified and confirmed.

     Section 3.3. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 3.4. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE AND EACH DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                    * * * * *







































                                       -4-

     IN WITNESS WHEREOF,  the parties hereto have caused this Third Supplemental
Indenture  to  be  duly  executed  on  the  date  or  dates   indicated  in  the
acknowledgments and as of the day and year first above written.

                                              THE ALLSTATE CORPORATION

                                              BY:  /S/ EDWARD M. LIDDY
                                              Its:  Chairman, President and
                                              Chief Executive Officer

                                              STATE STREET BANK AND TRUST
                                              COMPANY, as Trustee

                                              BY:  /S/ RUTH A. SMITH
                                              Its:  Vice President




































                                       -5-

                                 Page 56 of 56